QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Sanmina-SCI Corporation (the "Company") on Form 10-K for the fiscal year ended September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Jure Sola, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JURE SOLA Jure Sola Chief Executive Officer November 28, 2007

QuickLinks

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002